SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2021

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal offices)			(Zip Code)
 Registrant's telephone number, including area code: (203) 299-8000
N/A
(Former name or former address, if changed since last report)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
0.800% Senior Notes Due 2022	BKNG 22A	The NASDAQ Stock Market LLC
2.150% Senior Notes Due 2022	BKNG 22	The NASDAQ Stock Market LLC
2.375% Senior Notes Due 2024	BKNG 24	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 9, 2021, Glenn D. Fogel, Chief Executive Officer and President of Booking Holdings Inc. (the “Company”), entered into a stock trading plan implemented pursuant to Rule 10b5-1 (the “Fogel Plan”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Fogel Plan provides for the sale of up to 9,000 shares of Company common stock, subject to certain price limits. The first possible sales date is August 16, 2021. Under the terms of the Fogel Plan, Mr. Fogel will have no discretion or control over the timing or effectuation of the sales. The Fogel Plan expires on July 15, 2022.

On March 9, 2021, David I. Goulden, Executive Vice President and Chief Financial Officer of the Company, entered into a stock trading plan implemented pursuant to Rule 10b5-1 under the Exchange Act (the “Goulden Plan”). The Goulden Plan provides for the sale of up to 2,196 shares of Company common stock, subject to certain price limits. The first possible sales date is May 16, 2021. Under the terms of the Goulden Plan, Mr. Goulden will have no discretion or control over the timing or effectuation of the sales. The Goulden Plan expires on April 15, 2022.

A table summarizing the pre-arranged trading plans adopted by each of the Company’s “Section 16” officers and directors is available in the “For Investors” section of the Company’s website (bookingholdings.com) under the tab “Corporate Governance.” The Company’s practice, which it currently intends to continue, is to update the table following the closing of its trading window each quarter. Transactions under the Fogel Plan and the Goulden Plan, respectively, will be disclosed publicly through appropriate filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date: March 12, 2021